Exhibit 99.1

Hycroft Engages Engineering Firm to Assess Underground Mining Options

Project Update

Inclusion in VanEck GDXJ ETF

WINNEMUCCA, NV, April 21, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) is pleased to announce an update on its exploration activities at the Hycroft mine, located in Nevada, USA, a Tier 1 mining jurisdiction.

Underground Mining Option on Brimstone and Vortex

The Company has engaged RESPEC Company LLC (“RESPEC”) to review underground mining options for the recently discovered high-grade silver systems at Brimstone and Vortex.

RESPEC will collaborate closely with Hycroft’s technical team, utilizing all data from work completed to date. The scope of work includes evaluation of mining methods, conceptual mine design, and schedule development, culminating in an internal report to the Company.

In parallel, the Company is evaluating the development of an exploration decline to enable underground drill access. This initiative is expected to maximize drilling efficiencies while delivering savings in both time and cost. RESPEC’s engineering work will determine the optimal portal location and appropriate decline dimensions, which could also support future production.

This work represents an important step as Hycroft advances exploration and evaluates future development opportunities for the high-grade silver systems.

Diane R. Garrett, President and Chief Executive Officer, commented: “The appointment of RESPEC will help us assess the potential to develop a decline giving us direct access to our new high-grade silver deposits. The Brimstone system in particular starts from only 30 meters beneath the existing open pit so a decline will allow us to consider an underground drilling program as well as give us early production options. We look forward to the findings of their engineering report in the coming months.”

Technical Report

WestLand Engineering & Environmental Services, Inc. (“WestLand”), a Qualified Expert, has completed the engineering work associated with the additional lifts on the tailings storage facility (“TSF”). The additional TSF capacity is needed to accommodate additional tailing material as a result of the large increase in the Company’s mineral resources that were announced earlier in February.

With this work now completed, Ausenco Engineering South USA, Inc. (“Ausenco”) can complete the Initial Assessment Technical Report with economics. The Company is anticipating that it will be complete during the second quarter of 2026.

Inclusion in VanEck Junior Gold Miners ETF

The Company is pleased to announce that it has been added to the VanEck Junior Gold Miners ETF (GDXJ), a leading exchange-traded fund focused on junior gold and silver mining companies. Inclusion in the GDXJ reflects Hycroft’s growth, increasing visibility within the global precious metals sector, and relevance to a wider institutional investor base.

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About RESPEC

RESPEC is a large consultancy with approximately 750 professionals, including the Mining and Energy (M&E) business unit, which has the expertise to serve full mine life cycle needs. RESPEC has served the mining industry for over 55 years with substantial experience in geological modelling, open pit and underground mining, advanced reserve estimation, and other technical services.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in northern Nevada, a Tier-1 mining jurisdiction. In 2023, Hycroft announced the discovery of two new high-grade silver systems within the known resource area and the Company is engaged in a robust exploration drill program (2025-2026 drill program) designed to expand these two systems in addition to targeting new opportunities. These discoveries represent a significant value driver for the Hycroft Mine. In addition, after a long history of oxide heap leach operations, the Company is focused on completing technical studies to transition the Hycroft Mine into a milling operation for processing the sulfide mineralization.

For further information, please contact:

E: info@hycroftmining.com

Investor Relations Phone: 775-245-0564

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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